SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2007

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STANDARD MANAGEMENT CORPORATION

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(Exact Name of Registrant as Specified in its Charter)

Indiana                                                        0-20882                                                          35-1773567

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(State or other jurisdiction                   (Commission File Number)                              (IRS Employer

  of incorporation)                                                                                                      Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana

46280

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(Address of principal executive offices)                                                                                 (Zip Code)

Registrant's telephone number, including area code                     (317) 574-6200

Not Applicable

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01

Entry into a Material Definitive Agreement.

On January 10, 2008, the Registrant entered in to an amendment to a Stock and Real Estate Purchase Agreement (the “Schmidt Agreement”), dated November 16, 2007, between the Registrant and Mr. Sam Schmidt.  The amendment extends from January 31, 2008 to February 29, 2008 the date after which Mr. Schmidt may terminate the Schmidt Agreement if the transactions contemplated by the Schmidt Agreement have not been consummated.

Item 1.02

Termination of a Material Definitive Agreement.

 On December 21, 2007, In-House Pharmacies, Inc. terminated the Stock Purchase Agreement (the “In-House Agreement”) dated April 27, 2007, between In-House and Universal HealthCare, LLC, a subsidiary of the Registrant. The In-House Agreement provided that In-House could terminate the In-House Agreement if the transactions contemplated by the In-House Agreement were not consummated prior to June 30, 2007.

 Item 9.01 — Financial Statements and Exhibits.

     (d)     The following exhibits are furnished as a part of this Report:

2.1

Stock and Real Estate Purchase Agreement dated November 16, 2007 among Sam Schmidt, Standard Management Corporation, U.S. Health Services Corporation and Standard Development, LLC (incorporated by reference to the Registrant’s Current Report on Form 8-K filed November 20, 2007)

2.2

Amendment Number 1 to Stock and Real Estate Purchase Agreement, dated January 10, 2008 (incorporated by reference to the Registrant’s information statement filed January 14, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

By: /s/Ronald D. Hunter
Name: Ronald D. Hunter
Title: Chairman, President and Chief Executive Officer

Dated:

January 16, 2008